SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    EXHIBITS

                                      TO

                                   FORM 10-Q

                                     UNDER

                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION











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10.2.9

                       AMENDMENT NO. 9 TO EMPLOYMENT CONTRACT

        Agreed, as of the 1st day of June 2000, between the Federal Agricultural Mortgage Corporation (FAMC) and Henry D. Edelman (you), that the existing employment contract between the parties hereto, dated May 5, 1989, as amended by Employment Agreement Amendment No. 1 dated January 10, 1991, Amendment to
Employment Agreement dated as of June 1, 1993, Amendment No. 3 to Employment Contract dated as of June 1, 1994, Amendment No. 4 to Employment Contract dated as of February 8, 1996, Amendment No. 5 to Employment Contract dated as of June 13, 1996, Amendment No. 6 to Employment Contract dated as of August 7, 1997, Amendment No. 7 to Employment Contract dated as of June 4, 1998 and Amendment No. 8 to Employment Contract dated as of June 3, 1999 (collectively, the Agreement), be and hereby is amended as follows:

        Sections 1, 4 (a) and 9 (a) (iii) of the Agreement are replaced in their entirety with the following new sections:

        1. Term. The Term of this Agreement shall continue until June 1, 2004 or any earlier effective date of termination pursuant to Paragraph 9 hereof (the "Term").

         4 (a).   Base Salary.  You will be paid a base salary (the Base Salary)
during the Term of Four Hundred Fourteen Thousand One Hundred and Seventy-Six Dollars ($414,176) per year, payable in arrears on a bi-weekly basis; and

         9 (a) (iii). Farmer Mac may terminate the employment of the Employee without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2004 or two years from the date of notice of such termination.

         As amended hereby, the Agreement remains in full force and effect.

Federal Agricultural Mortgage Corporation            Employee

By:     _____________________________                __________________________
        Chairman of the Board




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 10.3.12



                   AMENDMENT NO. 12 TO EMPLOYMENT CONTRACT

        Agreed, as of the 1st day of June 2000, between the Federal Agricultural Mortgage Corporation (FAMC) and Nancy E. Corsiglia (you) that the existing employment contract between the parties hereto, dated May 11, 1989, as amended by letter dated December 14, 1989, Employment Agreement Amendment No. 2 dated February 14, 1991, Amendment to Employment Agreement dated as of June 1, 1993, Amendment No. 4 to Employment Contract dated as of June 1, 1993, Amendment No. 5 to Employment Contract dated as of June 1, 1994, Amendment No. 6 to Employment Contract dated as of June 1, 1995, Amendment No. 7 to Employment Contract dated as of February 8, 1996, Amendment No. 8 to Employment Contract dated as of June 13, 1996, Amendment No. 9 to Employment Contract dated as of August 7, 1997, Amendment No. 10 to Employment Contract dated as of June 4, 1998 and Amendment No. 11 to Employment Contract dated as of June 3, 1999 (collectively, the Agreement), be and hereby is amended as follows:

        Sections 1, 3 (a) and 8 (a) (iii) of the Agreement are replaced in their entirety with the following new sections:

        1. Term. The Term of this Agreement shall continue until June 1, 2003 or any earlier effective date of termination pursuant to Paragraph 8 hereof (the "Term").

         3 (a).   Base Salary.  You  will  be  paid  a  base  salary  (the  Base
Salary) during the Term of Two Hundred Forty-Two Thousand Five Hundred and Ninety-Three Dollars ($242,593) per year, payable in arrears on a bi-weekly basis; and

         8 (a) (iii). Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2003, or two years from the date of notice of such termination.

         As amended hereby, the Agreement remains in full force and effect.

Federal Agricultural Mortgage Corporation            Employee

By:     _____________________________          _________________________________
        President




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10.4.11


                   AMENDMENT NO. 11 TO EMPLOYMENT CONTRACT

        Agreed, as of the 1st day of June 2000, between the Federal Agricultural Mortgage Corporation (FAMC) and Thomas R. Clark (you), that the existing employment contract between the parties hereto, dated June 13, 1989, as amended by Employment Agreement Amendment No. 1 dated February 14, 1991 and Amendment to Employment Contract dated as of June 1, 1993, Amendment No. 3 to Employment Contract dated as of June 1, 1993, Amendment No. 4 to Employment Contract dated as of June 1, 1994, Amendment No. 5 to Employment Contract dated as of June 1, 1995, Amendment No. 6 to Employment Contract dated as of February 8, 1996, Amendment No. 7 to Employment Contract dated as of June 13, 1996, Amendment No. 8 to Employment Contract dated as of August 7, 1997, Amendment No. 9 to Employment Contract dated as of June 4, 1998 and Amendment No. 10 to Employment Contract dated as of June 3, 1999 (collectively, the Agreement), be and hereby is amended as follows:

        Sections 1, 3 (a) and 7 (a) (iii) of the Agreement are replaced in their entirety with the following new sections:

        1. Term. The Term of your employment shall continue until June 1, 2003 or any earlier effective date of termination pursuant to Paragraph 7 hereof (the "Term").

         3 (a).   Base Salary.  You  will  be  paid  a  base  salary  (the  Base
Salary) during the Term of Two Hundred Twenty Thousand Two Hundred and Thirty-Two Dollars ($220,232) per year, payable in arrears on a bi-weekly basis; and

         7 (a) (iii). Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2003, or two years from the date of notice of such termination.

         As amended hereby, the Agreement remains in full force and effect.

Federal Agricultural Mortgage Corporation            Employee

By:     _____________________________            _______________________________
        President




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10.5.3


                    AMENDMENT NO. 3 TO EMPLOYMENT CONTRACT

        Agreed, as of the 1st day of June 2000, between the Federal Agricultural Mortgage Corporation (FAMC) and Tom D. Stenson (the employee), that the existing employment contract between the parties hereto, dated as of September 1, 1997, as amended by Amendment No. 1 to Employment Contract dated as of June 4, 1998 and Amendment No. 2 to Employment Contract dated as of June 3, 1999 (collectively, the Agreement), be and hereby is amended as follows:

        Sections 1, 3 (a) and 7 (a) (3) of the Agreement are replaced in their entirety with the following new sections:

        1. Term. The Term of this Agreement shall continue until June 1, 2003 or any earlier effective date of termination pursuant to Paragraph 7 hereof (the "Term").

         3 (a). Base Salary. You will be paid a base salary (the Base Salary) during the Term of Two Hundred Seventeen Thousand Five Hundred Twenty-Eight Dollars ($217,528) per year, payable in arrears on a bi-weekly basis.

         7 (a) (3). Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on the earlier of June 1, 2003, or two years from the date of notice of such termination.

         As amended hereby, the Agreement remains in full force and effect.

Federal Agricultural Mortgage Corporation            Employee

By:     _____________________________         __________________________________
        President



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10.6.1




                    AMENDMENT NO. 1 TO EMPLOYMENT CONTRACT

        Agreed, as of the 1st day of June 2000, between the Federal Agricultural Mortgage Corporation (FAMC) and Jerome G. Oslick (the employee), that the existing employment contract between the parties hereto, dated as of February 1, 2000 (the Agreement), be and hereby is amended as follows:

        Sections 1, 3 (a) and 7 (a) (3) of the Agreement are replaced in their entirety with the following new sections:

        1. Term. The Term of this Agreement shall continue until June 1, 2002 or any earlier effective date of termination pursuant to Paragraph 7 hereof (the "Term").

         3 (a). Base Salary. You will be paid a base salary (the Base Salary) during the Term of One Hundred Sixty-Eight Thousand One Hundred Sixty-Eight Dollars ($168,168) per year, payable in arrears on a bi-weekly basis.

         7 (a) (3). Farmer Mac may terminate your employment without "cause" at any time. Such termination shall become effective on June 1, 2002.

         As amended hereby, the Agreement remains in full force and effect.

Federal Agricultural Mortgage Corporation            Employee

By:     _____________________________             ______________________________
        President